EXHIBIT 10.69

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT dated as of March 9, 2012 (this “First Amendment”) is made by and among GSI Group Corporation, a Michigan corporation (the “Borrower”), GSI Group Inc., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings”), each of the other Guarantors party hereto, each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 19, 2011 (as in effect on the date hereof, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain financial accommodations to the Borrower. The Borrower, the Lenders and Administrative Agent wish to amend the Credit Agreement in certain respects, all on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. Definitions. Except as otherwise defined in this First Amendment, terms defined in the Credit Agreement are used herein as defined therein.

2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 below, the Credit Agreement shall be amended as follows:

(a) A new definition of “Credit Insurance” shall be inserted in proper alphabetical order in Section 1.01 of the Credit Agreement as follows:

“‘Credit Insurance’ means insurance covering payment of the applicable Receivables, which (a) names the Administrative Agent as loss payee (through provision of a loss payee endorsement), (b) provides prompt notice to the Administrative Agent of termination, lapse or cancellation of such insurance or any change in the approved coverage amount with respect to any account debtor and (c) is otherwise reasonably acceptable to the Administrative Agent.”

(b) The definition of “Eligible Receivables” in Section 1.01 of the Credit Agreement shall be amended by deleting clauses (b) and (i) in their entirety and restating them as follows:

“(b) Receivables payable other than in Dollars, Euro, Japanese Yen or pounds sterling or that are otherwise on terms other than those normal or customary in the Borrower’s or the relevant Subsidiary’s business;”

“(i) Receivables arising out of sales to account debtors outside the United States or the United Kingdom, unless such Receivables are (x) fully backed by an irrevocable letter of credit on terms, and issued by a financial institution, acceptable to the Administrative Agent and such irrevocable letter of credit is in the possession of the Administrative Agent or (y) covered by Credit Insurance, and then only to the extent of the approved coverage amount for any applicable account debtor, and in the case of subclauses (x) and (y), not to exceed $7,000,000 in the aggregate; provided that for purposes of subclause (y), the Administrative Agent shall put in place a reserve in an amount equal to the deductible on the applicable Credit Insurance;”

(c) Exhibit I to the Credit Agreement (Form of Borrowing Base Certificate) is hereby replaced in its entirety by Exhibit A attached hereto.

3. Representations and Warranties. The Borrower and the other Loan Parties each represents and warrants to the Lenders that the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on the date hereof, except (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (b) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and (c) as if each reference therein to “this Agreement” or the “Credit Agreement” or the like include reference to this First Amendment and the Credit Agreement as amended hereby; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions precedent:

(a) the Borrower shall have delivered to the Administrative Agent a counterpart of this First Amendment executed by the Borrower;

(b) the Required Lenders and the Administrative Agent shall have indicated their consent and agreement by executing this First Amendment; and

(c) no Event of Default shall have occurred and be continuing.

5. Effect on Loan Documents. The Credit Agreement (as amended hereby) and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein the execution, delivery, and performance of this First Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, as in effect prior to the date hereof. Each of the Loan Parties hereby ratifies and confirms in all respects all of its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party.

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6. No Novation; Entire Agreement. This First Amendment evidences solely the amendment of the terms and provisions of the obligations of the Borrower and the other Loan Parties under the Loan Documents and is not a novation or discharge thereof. There are no other understandings, express or implied, among the Borrower, the other Loan Parties, the Administrative Agent and the Lenders regarding the subject matter hereof or thereof.

7. Choice of Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

8. Counterparts; Facsimile Execution. This First Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this First Amendment.

9. Construction. This First Amendment is a Loan Document. This First Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this First Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement. Upon and after the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.

BORROWER: GSI GROUP CORPORATION

By:
Name:	Robert Buckley
Title:	Chief Financial Officer

HOLDINGS: GSI GROUP INC.

By:
Name:	Robert Buckley
Title:	Chief Financial Officer

GUARANTORS: EXCEL TECHNOLOGY, INC. MICROE SYSTEMS CORP. MES INTERNATIONAL INC.

By:
Name:	Robert Buckley
Title:	Secretary

CAMBRIDGE TECHNOLOGY, INC. CONTINUUM ELECTRO-OPTICS, INC. CONTROL LASER CORPORATION (D/B/A BAUBLYS CONTROL LASER) THE OPTICAL CORPORATION PHOTO RESEARCH, INC. QUANTRONIX CORPORATION SYNRAD, INC.

By:
Name:	Robert Buckley
Title:	Assistant Secretary

[First Amendment to Credit Agreement]

GSI GROUP LIMITED

By:
Name:	Robert Buckley
Title:	Director

[First Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

[First Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

[First Amendment to Credit Agreement]

SILICON VALLEY BANK

By:
Name:
Title:

[First Amendment to Credit Agreement]

HSBC BANK USA N.A.

By:
Name:
Title:

[First Amendment to Credit Agreement]

EXHIBIT A

FORM OF BORROWING BASE CERTIFICATE

Quarterly Period ended                     , 20

Reference is made to that certain Credit Agreement, dated as of October 19, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among GSI GROUP CORPORATION, a Michigan corporation (the “Borrower”), GSI Group Inc., a company continued and existing under the laws of the Province of New Brunswick, Canada, the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender and Silicon Valley Bank as Syndication Agent.

Pursuant to Section 6.02(i) of the Agreement, the undersigned, being the duly elected, acting and qualified [President] [Chief Financial Officer] [Vice President of Finance] of the Borrower, hereby certifies that attached hereto as Annex 1 is a true and accurate calculation of the sum of the Loan Values of the Eligible Collateral as at the end of the quarterly period ended                     , 20         determined in accordance with the requirements of the Agreement.

[Remainder of page intentionally left blank]

Form of Borrowing Base Certificate

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of this          day of                     , 20        .

GSI GROUP CORPORATION

By:
Name:
Title:

Form of Borrowing Base Certificate

Annex 1

to the Borrowing Base Certificate

For the Quarter/Year ended                          (“Statement Date”)

I. Loan Values

A. Value of Eligible Inventory (from Schedule 1)	$	___________

B. Line I.A × 50%	$	___________

C. Value of Eligible Receivables (from Schedule 2), less any unapplied cash	$	___________

D. Line I.C × 85%	$	___________

E. Value of Eligible Cash	$	___________

Loan Values (Line I.B + I.D + I.E)	$	___________

Schedule 1

to the Borrowing Base Certificate

For the Quarter/Year ended                          (“Statement Date”)

II. Eligible Inventory: Value of the following:

A. Inventory	$	___________

1. Inventory located on leaseholds as to which the lessor has not entered into a Collateral Access Agreement	$	___________

2. Inventory that is obsolete, unusable or otherwise unavailable for sale	$	___________

3. Inventory consisting of promotional, marketing, packaging or shipping materials and supplies	$	___________

4. Inventory that fails to meet all standards imposed by any Governmental Authority having regulatory authority over such Inventory or its use or sale	$	___________

5.      Inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party from which the Borrower or any of its Subsidiaries has received notice of a dispute in respect of any such agreement

	$	___________

6. Inventory located outside the United States or the United Kingdom	$	___________

7. Inventory that is not in the possession of or under the sole control of the Borrower or any of its Subsidiaries	$	___________

8. Inventory that represents intercompany profits	$	___________

9. Inventory with respect to which the representations and warranties set forth in Section 5(e) of the Security Agreement applicable to Inventory are not correct	$	___________

10.    Inventory in respect of which the Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first priority lien or security interest in favor of the Administrative Agent, on behalf of the Secured Parties, securing the Obligations

	$	___________

B. Value of Eligible Inventory (Line II.A – sum of Line II.A.1 through Line II.A.10)	$	___________

Form of Borrowing Base Certificate

Schedule 2

to the Borrowing Base Certificate

For the Quarter/Year ended                          (“Statement Date”)

III. Eligible Receivables: Value of the following:

A. Receivables	$	___________

1. Receivables that do not arise out of sales of goods or rendering of services in the ordinary course of the Borrower’s or the relevant Subsidiary’s business	$	___________

2.      Receivables payable other than in Dollars, Euro, Japanese Yen or pounds sterling or that are otherwise on terms other than those normal or customary in the Borrower’s or the relevant Subsidiary’s business

	$	___________

3. Receivables owing from any Person that is an Affiliate of the Borrower	$	___________

4. Receivables more than 90 days past original invoice date or more than 60 days past the date due (not to be reduced by any aged credit)	$	___________

5.      Receivables owing from any Person from which an aggregate amount of more than 50% of the Receivables owing therefrom is more than 90 days past original invoice date or more than 60 days past the date due

	$	___________

6.      Receivables owing from any Person that (i) has disputed liability for any Receivable owing from such Person or (ii) has otherwise asserted any claim, demand or liability against the Borrower or any of its Subsidiaries, whether by action, suit, counterclaim or otherwise; provided that for purposes of subclause (i), such Receivables shall be excluded only to the extent of the amounts being disputed by such Person at any date of determination

	$	___________

7. Receivables owing from any Person that shall take or be the subject of any action or proceeding of a type described in Section 8.01(f) of the Agreement	$	___________

8.      Receivables (i) owing from any Person that is also a supplier to or creditor of the Borrower or any of its Subsidiaries unless such Person has waived any right of setoff in a manner acceptable to the Administrative Agent or (ii) representing any manufacturer’s or supplier’s credits, discounts, incentive plans or similar arrangements entitling the Borrower or any of its Subsidiaries to discounts on future purchase therefrom; provided that for purposes of subclause (ii), such Receivables shall be excluded only to the extent of the amounts of such credits, discounts, incentive plans or similar arrangements at any date of determination

	$	___________

Form of Borrowing Base Certificate

9. Receivables arising out of sales to account debtors outside the United States or the United Kingdom	$	___________

10. Receivables arising out of sales on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis or subject to any right of return, setoff or charge back	$	___________

11.    Receivables owing from an account debtor that is an agency, department or instrumentality of the United States or any state thereof unless the Borrower or its relevant Subsidiary shall have satisfied the requirements of the Assignment of Claims Act of 1940, and any similar state legislation and the Administrative Agent is satisfied as to the absence of setoffs, counterclaims and other defenses on the part of such account debtor

	$	___________

12. Receivables with respect to which the representations and warranties set forth in Section 5(e) of the Security Agreement applicable to Receivables are not correct	$	___________

13.    Receivables in respect of which the Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first priority lien or security interest in favor of the Administrative Agent, on behalf of the Secured Parties, securing the Obligations

	$	___________

14. An amount equal to the deductible on the Credit Insurance applicable to the Receivables in Line III.A.15 below which the Administrative Agent has put in place as a reserve	$	___________

15.    Receivables arising out of sales to account debtors outside the United States or the United Kingdom which are: (1) covered by Credit Insurance, to the extent of the approved coverage amount for any applicable account debtor, or (2) fully backed by an irrevocable letter of credit on terms, and issued by a financial institution, acceptable to the Administrative Agent and such irrevocable letter of credit is in the possession of the Administrative Agent; provided that the sum of clauses (1) and (2) of this Line III.A.15 shall not exceed $7,000,000 in the aggregate

	$	___________

B. Value of Eligible Receivables (Line III.A – (sum of Line III.A.1 through Line III.A.14) + Line III.A.15)	$	___________

Form of Borrowing Base Certificate